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                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: SEPTEMBER 1996
DISTRIBUTION DATE: 10/15/96

STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT                                                        Per $1,000 of Original
                                                                                                              Class A/Class B
                                                                                                            Certificate Amount
                                                                                                          ----------------------
   (i)  Principal Distribution
             Class A Amount                                                          $  17,673,720.52           $30.9981
             Class B Amount                                                          $     930,195.81           $30.9981
  (ii)  Interest Distribution
             Class A Amount                                                          $   1,798,285.80           $ 3.1540
             Class B Amount                                                          $      94,646.62           $ 3.1540
 (iii)  Amount of Distribution allocable to the Yield Supplement Amount              $      30,156.56
             Class A Amount                                                          $      28,648.73
             Class B Amount                                                          $       1,507.83
        Amount of Distribution allocable to the (Excess) Shortfall Amount            $       9,976.59
             Class A Percentage                                                      $       9,477.76
             Class B Percentage                                                      $         498.83
  (iv)  Monthly Servicing Fee                                                        $     323,578.19           $ 0.5392
             Monthly Supplemental Servicing Fee                                      $           0.00           $ 0.0000
             Class A Percentage of the Servicing Fee                                 $     307,399.28           $ 0.5392
             Class A Percentage of the Supplemental Servicing Fee                    $           0.00           $ 0.0000
             Class B Percentage of the Servicing Fee                                 $      16,178.91           $ 0.5392
             Class B Percentage of the Supplemental Servicing Fee                    $           0.00
   (v)  Class A Principal Balance (end of Collection Period)                         $ 351,205,418.23
        Class A Pool Factor (end of Collection Period)                                      61.598233%
        Class B Principal Balance (end of Collection Period)                         $  18,484,495.70
        Class B Pool Factor (end of Collection Period)                                      61.598233%
  (vi)  Pool Balance (end of Collection Period)                                      $ 369,689,913.93

 (vii)  Class A Interest Carryover Shortfall                                         $           0.00
        Class A Principal Carryover Shortfall                                        $           0.00
        Class B Interest Carryover Shortfall                                         $           0.00
        Class B Principal Carryover Shortfall                                        $           0.00

(viii)  Amount Otherwise Distributable to the Seller that is Distributed to
        Either the Class A or Class B Certificateholders                             $           0.00           $ 0.0000


  (ix)  Balance of the Reserve Fund Property (end of Collection Period)
             Class A Amount                                                          $   6,001,631.84
             Class B Amount                                                          $           0.00

   (x)  Aggregate Purchase Amount of Receivables repurchased by the Seller
        or the Servicer                                                              $           0.00
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